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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2010

ENERGYSOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-33830 (Commission File Number)	51-0653027 (IRS Employer Identification No.)
423 West 300 South Suite 200 Salt Lake City, Utah (Address of Principal Executive Offices)		84101 (Zip Code)

Registrant's telephone number, including area code: (801) 649-2000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

        On July 28, 2010, EnergySolutions, Inc. (the "Company") announced that it intends to offer $300 million in aggregate principal amount of senior unsecured notes due 2018. The net proceeds of this offering, along with the borrowings under a new senior secured credit facility, will be used to refinance all of EnergySolutions' outstanding indebtedness under its existing credit facilities. A copy of the press release is filed as Exhibit 99.1 to this report and incorporated herein by reference.

        The senior unsecured notes will be sold in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and to non-U.S. persons outside the United States under Regulation S under the Securities Act. The senior notes have not been registered under the Securities Act, and unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws. This report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of such securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

        This report contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve risks and uncertainties related to the intended refinancing of the Company's existing credit facilities. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Forward-looking statements are not guarantees of future performance and the Company's actual results may differ significantly from the results discussed in the forward-looking statements. Factors that may cause future performance or actual results to differ from the expectations expressed or implied herein include, without limitation, the following: changes in general economic conditions, which prevent or delay the refinancing transaction; volatility in the financial and credit markets; and unforeseen changes in economic, business, competitive, regulatory, technological, strategic or other circumstances that may prevent or delay the transaction. The Company undertakes no obligation to publicly update any forward-looking statement contained in this report, whether as a result of new information, future developments or otherwise, except as may be required by law.

Item 9.01    Financial Statements and Exhibits

        (d)   Exhibits

99.1	Press release, dated July 28, 2010.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGYSOLUTIONS, INC.
Date: July 28, 2010	By:	/s/ MARK C. MCBRIDE
		Name:	Mark C. McBride
		Title:	Executive Vice President and Chief Financial Officer

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SIGNATURES